Exhibit 99.3
Nasdaq: MDRR medalistreit.com Supplemental 3Q24 Financial Information Quarter Ended September 30, 2024 Exhibit 99.2

© 2024, All Rights Reserved 3Q24 Overview Key Highlights and Portfolio Data 2 Medalist Diversified REIT (NASDAQ: MDRR) is a real estate investment trust that specializes in acquiring, owning, and managing value-add commercial real estate. As of September 30, 2024, our portfolio consists of 9 assets in the Southeast and 1 asset in Illinois totaling approximately 782 thousand square feet. Exhibit 99.2 Owned Assets Retail Flex / Industrial Top 10 Tenants Top 10 Tenants Base Rent 47.7% 51.6% 7.0K $7.7M Average Lease SQF Annualized Portfolio Portfolio Occupancy WALTR Unique States Tenants 98.1% 4.2 yrs Portfolio Data 10 114 4 Net Income AFFO per Share per Share Net Lease Flex / Industrial SS NOI Growth SS NOI Growth 0.1% Adjusted EBITDA NOI $1.2M $1.7M Acquisitions Dispositions $0.0M $0.0M Core FFO per Share 0.9% 9.0% Retail SS NOI Growth Key Highlights ($0.47) $0.50 $0.17

© 2024, All Rights Reserved Current Portfolio Composition Single Tenant Net Lease (STNL) Portfolio Highlights 3 Exhibit 99.2 Net-leased assets offer stability and predictable income streams, making them attractive investments. On March 28, 2024, the Company completed its acquisition of the Citibank Property, a 4,350 square foot single tenant building on 0.45 acres located in Chicago, Illinois, through a wholly-owned subsidiary. 11,043 11,264 11,489 11,719 11,953 12,192 12,436 12,685 2024 2025 2026 2027 2028 2029 2030 2031 CitiBank Contractual Monthly Rent Our strategic review led us to the decision to increase our exposure to Net-Leased assets. Financial Services 1 11,043 40.6% Electronics 1 8,750 32.2% Casual Dining 1 7,417 27.3% Total 3 27,210 100.0% Industry Composition Tenant Industry Number of Leases Rent ($) % of Rent Citibank 1 11,043 40.6% T-Mobile 1 8,750 32.2% East Coast Wings 1 7,417 27.3% Total 3 27,210 100.0% Tenants Tenant Concept Number of Leases Rent ($) % of Rent Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 5.6 yrs $26.44 3 4.1K Retail 68% Flex 28% Net Lease 4% RENT

Exhibit 99.2

Current Portfolio Composition

Retail Portfolio Highlights

Our retail portfolio's tenant brands speak for themselves.

Our properties attract tenants that have proven to be **resistant to COVID** and recessionary impacts.

12.4% of our retail portfolio's rent is derived from Amazon resistant **experiential** tenants.

Top 10 Tenants			
Tenant Concept	**Number of Leases**	**Rent ($)**	**% of Rent**
Ashley Furniture Home Stor	2	37,233	8.5%
Food Lion	2	27,008	6.1%
Citi Trends	3	25,835	5.9%
Altitude Trampoline Park	1	22,500	5.1%
Hobby Lobby	1	21,875	5.0%
Harbor Freight Tools	2	21,195	4.8%
Planet Fitness	1	15,098	3.4%
Monster Mini Golf	1	14,211	3.2%
Big Lots	1	12,951	2.9%
KJ's Market	1	11,720	2.7%
Total Top 10	**15**	**209,627**	**47.7%**

5.0 yrs	$9.68	67	8.1K
Average WALTR	Average Rent PSF	Unique Tenants	Average Lease SQF


DEFY



Industry Composition			
Tenant Industry	**Number of Leases**	**Rent ($)**	**% of Rent**
Specialty	12	75,618	17.2%
Experiential	4	54,507	12.4%
Professional Services	11	51,440	11.7%
Home Furnishings	4	49,733	11.3%
Grocery	3	38,728	8.8%
Apparel	6	38,716	8.8%
Health & Fitness	6	37,445	8.5%
Sporting Goods	3	21,413	4.9%
Quick Service Restaurants	6	15,162	3.5%
Supercenters & Clubs	1	12,951	2.9%
Financial Services	5	11,425	2.6%
Casual Dining	3	11,370	2.6%
Electronics	4	10,005	2.3%
Dollar Stores	1	7,411	1.7%
Automotive Services	1	2,785	0.6%
Other	4	725	0.2%
Total	**74**	**439,434**	**100.0%**

MEDALIST DIVERSIFIED REIT, INC.

© 2024, All Rights Reserved

4

© 2024, All Rights Reserved Current Portfolio Composition Flex / Industrial Portfolio Highlights 5 Exhibit 99.2 We invest in “workforce” or “necessity” real estate because we believe it is more stable with lower turnover and less volatile economic swings. 28% of our rent is derived from non-retail “workforce” real estate. Gravitopia Carolina 1 24,264 13.7% GBRS Group 1 13,440 7.6% S&ME 1 9,655 5.5% Turning Point Greenville Church 1 8,668 4.9% Bridge Church 1 6,754 3.8% First Onsite Property Restoration 1 6,328 3.6% Make it Happen Media 1 5,948 3.4% Walder Foundation Products 1 5,924 3.4% Science Applications International Corporation (SAIC) 1 5,259 3.0% TK Elevator 1 4,895 2.8% Total Top 10 10 91,133 51.6% Top 10 Tenants Tenant Concept Number of Leases Rent ($) % of Rent Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 2.2 yrs $9.80 45 4.8K Retail 68% Flex 28% Net Lease 4% RENT

© 2024, All Rights Reserved Portfolio Diversification Our Portfolio is Concentrated in High Growth Sunbelt Markets 6 Secondary and Tertiary market focus generates a more attractive return profile due to less competition from institutional investors. Sunbelt state focus provides growing markets where jobs and economic development are abundant. * Includes undeveloped outparcels and excludes Citibank asset in Chicago, IL. Exhibit 99.2 Lancer Center Retail Lancaster, SC 181,590 100.0% Ashley Plaza Retail Goldsboro, NC 156,012 99.0% Franklin Square Retail Gastonia, NC 134,239 100.0% Salisbury Marketplace Retail Salisbury, NC 79,732 85.2% Greenbrier Business Center Flex Chesapeake, VA 89,280 97.9% Brookfield Center Flex Greenville, SC 64,880 100.0% Parkway Flex Virginia Beach, VA 64,109 100.0% Net Lease Portfolio Net Lease Various 12,350 100.0% Total 782,192 98.1% Property Type Real Estate Assets Location Sq. Ft. Occupancy

Exhibit 99.2

Condensed Consolidated Statements of Operations

Three Months Ended September 30,	2024	2023	$ Change	% Change
Condensed Consolidated Statements of Operations				
Revenue				
Retail center property revenues	$ 1,565,896	$ 1,874,188	$ (308,292)	(16.4%)
Flex center property revenues	676,754	658,246	18,508	2.8%
Single tenant net lease property revenues	94,275	56,306	37,969	67.4%
Total Revenue	**2,336,925**	**2,588,740**	**(251,815)**	**(9.7%)**
Operating Expenses				
Retail center property operating expenses	374,016	459,132	(85,116)	(18.5%)
Flex center property operating expenses	162,800	180,164	(17,364)	(9.6%)
Single tenant net lease property operating expenses	8,188	7,696	492	6.4%
Bad debt expense	15,423	5,669	9,754	172.1%
Legal, accounting and other professional fees	261,670	237,562	24,108	10.1%
Corporate general and administrative expenses	238,189	162,649	75,540	46.4%
Management restructuring expenses	-	1,452,904	(1,452,904)	(100.0%)
Depreciation and amortization	973,367	1,149,664	(176,297)	(15.3%)
Total Operating Expenses	**2,033,653**	**3,655,440**	**(1,621,787)**	**(44.4%)**
Operating Income (Loss)	**303,272**	**(1,066,700)**	**1,369,972**	**(128.4%)**
Interest expense	730,922	900,182	(169,260)	(18.8%)
Net Income (Loss) from Operations	**(427,650)**	**(1,966,882)**	**1,539,232**	**(78.3%)**
Other income	14,824	20,522	(5,698)	(27.8%)
Other expense	105,123		105,123	– %
Net Income (Loss)	**(517,949)**	**(1,946,360)**	**1,428,411**	**(73.4%)**
Less: Net income (loss) attributable to Hanover Square Property noncontrolling interests	(399)	(225)	(174)	77.3%
Less: Net income (loss) attributable to Parkway Property noncontrolling interests	(16,397)	2,199	(18,596)	(845.7%)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	25,843	493	25,350	5,142.0%
Net Income (Loss) Attributable to Medalist Common Shareholders	**$ (526,996)**	**$ (1,948,827)**	**$ 1,421,831**	**(73.0%)**
Earnings per common share - basic	**$ (0.47)**	**$ (1.76)**	**$ 1.28**	**(73.1%)**
Weighted-average number of shares - basic	1,116,391	1,109,405	6,986	0.6%
Earnings per common share - diluted	**$ (0.47)**	**$ (1.76)**	**$ 1.28**	**(73.1%)**
Weighted-average number of shares - diluted	1,116,391	1,109,405	6,986	0.6%
Dividends paid per common share	$ 0.05	$ -	$ 0.05	– %

MEDALIST DIVERSIFIED REIT, INC.
© 2024, All Rights Reserved
7

Exhibit 99.2

Funds From Operations and Adj. Funds From Operations

Three Months Ended September 30,	2024	2023	$ Change	% Change
Funds From Operations and Core Funds From Operations				
Net income (loss)	$ (517,949)	$ (1,946,360)	$ 1,428,411	(73.4%)
Depreciation of tangible real property assets	587,605	680,937	(93,332)	(13.7%)
Depreciation of tenant improvements	187,294	211,704	(24,410)	(11.5%)
Amortization of tenant improvement lease incentives	741	-	741	– %
Amortization of leasing commissions	52,570	40,736	11,834	29.1%
Amortization of intangible assets	145,898	216,287	(70,389)	(32.5%)
Funds From Operations (FFO) Attributable to Medalist Common Shareholders	**$ 456,159**	**$ (796,696)**	**$ 1,252,855**	**(157.3%)**
Decrease (Increase) in fair value of interest rate cap	105,123	(12,337)	117,460	(952.1%)
Management restructuring expenses	-	1,452,904	(1,452,904)	(100.0%)
Core Funds From Operations (FFO) Attributable to Medalist Common Shareholders	**$ 561,282**	**$ 643,871**	**$ (82,589)**	**(12.8%)**
FFO per common share - basic	**$ 0.41**	**$ (0.72)**	**$ 1.13**	**(156.9%)**
FFO per common share - diluted	**$ 0.41**	**$ (0.72)**	**$ 1.13**	**(156.9%)**
Core FFO per common share - basic	**$ 0.50**	**$ 0.58**	**$ (0.08)**	**(13.4%)**
Core FFO per common share - diluted	**$ 0.50**	**$ 0.58**	**$ (0.08)**	**(13.4%)**
Weighted-average number of shares - basic	1,116,391	1,109,405	6,986	0.6%
Weighted-average number of shares - diluted	1,116,391	1,109,405	6,986	0.6%

Three Months Ended September 30,	2024	2023	$ Change	% Change
Adjusted Funds From Operations				
Funds From Operations (FFO) Attributable to Medalist Common Shareholders	$ 456,159	$ (796,696)	$ 1,252,855	(157.3%)
Amortization of above market leases	7,074	24,377	(17,303)	(71.0%)
Amortization of below market leases	(71,241)	(98,394)	27,153	(27.6%)
Straight line rent	(16,389)	(25,560)	9,171	(35.9%)
Capital expenditures	(395,443)	(183,269)	(212,174)	115.8%
Decrease (Increase) in fair value of interest rate cap	105,123	(52,205)	157,328	(301.4%)
Amortization of loan issuance costs	23,766	26,988	(3,222)	(11.9%)
Amortization of preferred stock discount and offering costs	66,965	60,091	6,874	11.4%
Bad debt expense	15,423	17,077	(1,654)	(9.7%)
Adjusted Funds From Operations (AFFO) Attributable to Medalist Common Shareholders	**$ 191,437**	**$ (1,027,591)**	**$ 1,219,028**	**(118.6%)**
AFFO per common share - basic	**$ 0.17**	**$ (0.93)**	**$ 1.10**	**(118.5%)**
AFFO per common share - diluted	**$ 0.17**	**$ (0.93)**	**$ 1.10**	**(118.5%)**
Weighted-average number of shares - basic	1,116,391	1,109,405	6,986	0.6%
Weighted-average number of shares - diluted	1,116,391	1,109,405	6,986	0.6%

MEDALIST DIVERSIFIED REIT, INC.
© 2024, All Rights Reserved
8

© 2024, All Rights Reserved EBITDA and Net Operating Income 9 Exhibit 99.2 Three Months Ended September 30, 2024 2023 $ Change % Change EBITDA and Adjusted EBITDA Net Loss $ (517,949) $ (1,946,360) $ 1,428,411 (73.4%) Plus: Preferred dividends, including amortization of capitalized issuance costs 166,965 161,408 5,557 3.4% Plus: Interest expense, including amortization of capitalized loan issuance costs 563,957 738,774 (174,817) (23.7%) Plus: Depreciation expense 827,469 933,377 (105,908) (11.3%) Plus: Amortization of intangible assets 145,898 216,287 (70,389) (32.5%) Less: Net amortization of above and below market leases (56,940) (61,082) 4,142 (6.8%) EBITDA $ 1,129,400 $ 42,404 $ 1,086,996 2,563.4% Decrease (Increase) in fair value of interest rate cap 105,123 (12,337) 117,460 (952.1%) Management restructuring expenses - 1,452,904 (1,452,904) (100.0%) Adjusted EBITDA $ 1,234,523 $ 1,482,971 $ (248,448) (16.8%) Three Months Ended September 30, 2024 2023 $ Change % Change Net Operating Income (NOI) Net Loss $ (517,949) $ (1,946,360) $ 1,428,411 (73.4%) Plus: Preferred dividends, including amortization of capitalized issuance costs 166,965 161,408 5,557 3.4% Plus: Legal, accounting and other professional fees 261,670 237,562 24,108 10.1% Plus: Corporate general and administrative expenses 238,189 162,649 75,540 46.4% Plus: Depreciation expense 827,469 933,377 (105,908) (11.3%) Plus: Amortization of intangible assets 145,898 216,287 (70,389) (32.5%) Less: Net amortization of above and below market leases (56,940) (61,082) 4,142 (6.8%) Plus: Interest expense, including amortization of capitalized loan issuance costs 563,957 738,774 (174,817) (23.7%) Less: Other income 90,299 (20,522) 110,821 (540.0%) Plus: Management restructuring expense - 1,452,904 (1,452,904) (100.0%) Net Operating Income (NOI) $ 1,719,558 $ 1,874,997 $ (155,439) (8.3%)

© 2024, All Rights Reserved Non-GAAP Definitions and Explanations •Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA"), Funds from operations (“FFO”) and Adjusted FFO (“AFFO”). •While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), is the most appropriate measure, we consider NOI, EBITDA, and FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows: •NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. •EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt. 10 Exhibit 99.2

© 2024, All Rights Reserved Non-GAAP Definitions and Explanations (continued) •NOI and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI and EBITDA should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs. •FFO and AFFO, non-GAAP measures, are an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, AFFO, excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO. 11 Exhibit 99.2

© 2024, All Rights Reserved Non-GAAP Definitions and Explanations (continued) •We compute Core and Adjusted Earnings Metrics by adjusting the metric to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items is common within the equity REIT industry, and management believes that presentation of Core and Adjusted Earnings Metrics provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core and Adjusted Earnings Metrics are used by management in evaluating the performance of our core business operations. Items included in calculating earnings metrics that may be excluded in calculating Core and Adjusted Earnings Metrics include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. •The Company has recorded the termination fee and other expenses associated with the Special Committee’s exploration of strategic alternatives as management restructuring expenses on its consolidated statement of operations in accordance with ASC 420-10-S99. Specifically, for the quarter ended March 31, 2024, the Company recorded $241,450 in management restructuring expenses. 12 Exhibit 99.2

© 2024, All Rights Reserved Forward-Looking Statements and Risk Factors •The information in this presentation should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-Q and other information filed with the Securities and Exchange Commission. This presentation is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Medalist Diversified REIT, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. •Forward-Looking and Cautionary Statements •This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Exchange Act, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Medalist may not be able to realize them. Medalist does not guarantee that the events described will happen as described (or that they will happen at all). 13 Exhibit 99.2

© 2024, All Rights Reserved Forward-Looking Statements and Risk Factors (continued) The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and global and local economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Medalist's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversified acquisitions or investments; the financial performance of Medalist's retail tenants and the demand for retail space; decreased rental rates or increasing vacancy rates; Medalist's ability to diversify its tenant base; the nature and extent of future competition; increases in Medalist's costs of borrowing as a result of changes in interest rates and other factors; Medalist's ability to access debt and equity capital markets; Medalist's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Medalist's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Medalist exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Medalist or its major tenants; potential losses that may not be covered by insurance; information security and data privacy breaches; Medalist's ability to manage its expanded operations; Medalist's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Medalist's business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus; and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Medalist’s most recent filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements which are based on information that was available, and speak only, as of the date on which they were made. While forward looking statements reflect Medalist's good faith beliefs, they are not guarantees of future performance. Medalist expressly disclaims any responsibility to update or revise forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. 14 Exhibit 99.2

© 2024, All Rights Reserved Forward-Looking Statements and Risk Factors (continued) •Notice Regarding Non-GAAP Financial Measures •In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are at the end of this supplement if the reconciliation is not presented on the page in which the measure is published. 15 Exhibit 99.2